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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 15, 2005
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                Date of report (Date of earliest event reported)

                               IKONICS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

             MINNESOTA                                000-25727                             41-0730027
-------------------------------------     ----------------------------------     -------------------------------------
      (State of Incorporation)                (Commission File Number)            (I.R.S. Employer Identification No.)

                  4832 GRAND AVENUE
                  DULUTH, MINNESOTA                                                           55807
------------------------------------------------------                          -----------------------------------
      (Address of Principal Executive Offices)                                              (Zip Code)
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                                 (218) 628-2217
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              (Registrant's Telephone Number, Including Area Code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition.

         On February 15, 2005, IKONICS Corporation (the "Company") reported its financial results for the quarter and year ended December 31, 2004. See the Company's press release dated February 15, 2005, which is furnished as Exhibit
99 hereto and incorporated by reference in this Item 12.

Item 9.01. Financial Statements and Exhibits.

         (c)      Exhibit.

         99       Press Release dated February 15, 2005



                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        IKONICS CORPORATION


Date: February 16, 2005                 /s/ Jon Gerlach
                                        -----------------------------------
                                            Jon Gerlach
                                            Chief Financial Officer
                                            and Vice President of Finance



                                       3
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                                  EXHIBIT INDEX

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
                                                                                       Method
Exhibit                          Description                                          of Filing
-------                          -----------                                          ---------
99             Press Release dated February 15, 2005................................  Filed
                                                                                      Electronically
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